Exhibit 99.1

Canopy Growth Announces Plan to Acquire Wana Brands, the #1 Cannabis Edibles Brand in North America

Transaction Strengthens Canopy Growth’s U.S. Ecosystem and Increases U.S. Cannabis Market Exposure Upon Federal Permissibility

Smiths Falls, Ontario, Canada & Boulder, Colorado, USA (Thursday, October 14, 2021) - Canopy Growth Corporation (“Canopy Growth” or “the Company”) (TSX: WEED, NASDAQ: CGC) and Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana” and each, a “Wana Entity”) are pleased to announce that they have entered into definitive agreements (the “Agreements”) providing Canopy Growth with the right, upon federal permissibility of THC in the U.S., to acquire 100% of the outstanding membership interests of Wana, the #1 cannabis edibles brand in North America by market share.

Wana manufactures and sells gummies in the U.S. state of Colorado and licenses its intellectual property to partners, who manufacture, distribute, and sell Wana-branded gummies across the U.S., including California, Arizona, Illinois, Michigan, and Florida giving Wana a total footprint of 12 U.S. states currently, and across Canada. Wana expects to have license agreements in place in more than 20 U.S. states, including in future adult-use markets in New York and New Jersey, prior to the end of calendar 2022.

Strategic Benefits

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Strengthens Canopy Growth’s U.S. Ecosystem: Wana’s leadership position and ongoing expansion across the U.S. bolsters Canopy Growth’s product, brand, and geographic exposure to the U.S. cannabis market upon federal permissibility.

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Dominant Edibles Category: The gummies category is one of the fastest growing segments in both the U.S. and Canadian cannabis markets accounting for more than 71% of all edibles purchased[1]. Based on Canopy Growth’s consumer research, edibles are expected to continue to serve as the primary point of entry for new consumers into the THC category and as such having a leadership position in the gummy category is critical.

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Market Leadership in the Edibles Product Category: Wana is the leading cannabis edibles brand in North America based on market share, with the largest multi-market presence of any independent edibles brand across the U.S. gummy market, and #1 share of the Canadian gummy market[2], respectively.

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Increases Exposure to U.S. Cannabis Market Upon Federal Permissibility: Upon exercising its right to acquire Wana, Canopy Growth will own and operate Wana’s vertically integrated facility in Colorado as well as its rapidly growing licensing division, which currently covers 11 states and is expected to cover more than 20 states by the end of calendar year 2022. This expands upon the coverage provided by the Company’s existing right to acquire Acreage Holdings, Inc., a U.S. multi-state operator, and the Company’s conditional ownership interest in TerrAscend Corp., another U.S. multi-state operator.

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Profitable and Highly Scalable Business Model: Wana has a profitable business with a track record of generating strong revenue growth and category-leading gross and EBITDA margins. Wana’s proven licensing model provides an opportunity to scale the brand ahead of U.S. federal permissibility.

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Further Strengthens Canopy Growth’s Leading House of Brands: Wana is the #1 cannabis edibles brand in North America and will complement Canopy Growth’s diversified product portfolio across the recreational cannabis industry.

“As we establish Canopy Growth as the world’s leading cannabis company, acquiring the #1 cannabis edibles brand in North America will serve to strengthen our market position in both Canada and the United States,” said David Klein, CEO, Canopy Growth. “The right to acquire Wana secures another major, direct pathway into the U.S. THC market upon federal permissibility, and in Canada we’ll be adding the top-ranked cannabinoid gummies to our industry-leading house of brands. We’re confident in the future growth of the edibles category and the tremendous opportunities with Wana.”

“Today’s announcement reflects the culmination of more than a decade of hard work, dedication and vision put forth by our employees and partners, as well as an unwavering commitment to the plant and -our customers,” said Nancy Whiteman, CEO and Cofounder of Wana Brands. “We have long considered what the next phase of our growth might look like, and this deal is not only a great testament to our focus on bottom line growth and fiscal diligence, but also to the value we believe Wana can bring to Canopy and its shareholders now and in the future. We have met many partners along the way over the past 11 years, but none have felt like the best and right fit until today. We are incredibly humbled and honored to be part of what Canopy Growth is building in terms of the future of this industry.”

Transaction Details

The Agreements are structured as three separate option agreements whereby Canopy Growth has a call option to acquire 100% of the membership interests in each Wana Entity. As consideration for entering into the Agreements, Canopy Growth will make an upfront cash payment (the “Upfront Payment”) in the aggregate amount of USD $297.5 million.

Upon exercise of the right to acquire each Wana Entity, Canopy Growth will make a payment equal to 15% of the fair market value of such Wana Entity at the time the option is exercised (the “Call Option Payments”). As additional consideration for the right to acquire each Wana Entity, Canopy Growth may make additional deferred payments (the “Deferred Payments”) in respect to each Wana Entity as of the 2.5 and 5-year anniversary of the Upfront Payment, less certain deductions. At the option of Canopy Growth, the Call Option Payments and the Deferred Payments may be satisfied in cash, shares or a combination thereof at the Company’s sole discretion.

Until such time as Canopy Growth exercises its right to acquire each Wana Entity, Canopy Growth will have no economic or voting interest in Wana, Canopy Growth will not control Wana, and the Company and Wana will continue to operate independently.

Counsel

Cassels Brock & Blackwell LLP is acting as Canadian legal counsel to Canopy Growth. Paul Hastings LLP is acting as U.S. legal counsel to Canopy Growth. Bryan Cave Leighton Paisner LLP is acting as legal counsel to Wana ownership.

About Canopy Growth

Canopy Growth (TSX:WEED, NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, we offer product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Our global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Through our award-winning Tweed and Tokyo Smoke banners, we reach our adult-use consumers and have built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional hemp derived CBD products to the United States through our First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands. For more information visit www.canopygrowth.com.

About Wana Brands

Included in the 2020 Inc. 5000 list at #2,074 and boasting a three-year growth rate of 203%, Wana Brands is the No. 1 edibles brand in North America. Wana leads the industry in quality, consistency and potency, providing a range of different options that enable customers to select the specific cannabis experience they want. Wana products offer diverse product forms, a wide range of CBD/THC ratios, as well as a variety of different dosages, onset times and duration of effects. Wana products are available in 12 US states and 9 Canadian provinces, among others imminently coming online. For more information or to subscribe to Wana’s e-newsletter, visit www.wanabrands.com. Follow Wana on LinkedIn, Twitter, YouTube and Instagram Subscribe to Wana’s Enhance Your Life Podcast.

More Information

Media Contact:

Niklaus Schwenker

Director, Communications

Niklaus.Schwenker@canopygrowth.com

Investor Contacts:

Judy Hong

Vice President, Investor Relations

Judy.Hong@canopygrowth.com

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

Notice Regarding Forward-Looking Information

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements include statements with respect to future license agreements with respect to Wana’s IP in additional markets and the timing thereof, the anticipated benefits of the transaction and the timing of the Upfront Payment.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including the timeline for federal permissibility in the United States, the integration of the businesses and the ability to achieve the anticipated synergies contemplated by the transaction; inherent uncertainty associated with projections; the diversion of management time on transaction-related issues; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of the Covid-19 pandemic; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the Company’s annual report on Form 10-K for the year ended March 31, 2021.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

[1]	Source: Headset data for tracked US states. Edibles includes forms such as beverages, chocolates and other ingestibles.
[2]

Source: Wana data and internal proprietary market share tool that utilizes point of sales data supplied by a third-party data provider, government agencies and Canopy Growth’s retail store operations across the country, 13W ended 9/13/21.